UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒   Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Oragenics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ORAGENICS, INC.

13700 Progress Boulevard

Alachua, Florida 32615

April 27, 2007

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Oragenics, Inc. (the “Company”) which will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 23, 2007, at 10:00 a.m. local time.

We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and the management team. The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting, which includes (i) the election of directors; and (ii) the transaction of such other business as may properly come before the Annual Meeting. Your vote is important, whether or not you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

If you have any questions about the Proxy Statement or the accompanying 2006 Annual Report on Form 10-KSB, please contact Ms. Dotti Delfino at (386) 418-4018 X232.

Sincerely,

David J. Gury
Chairman of the Board of Directors

ORAGENICS, INC.

13700 Progress Boulevard

Alachua, Florida 32615

NOTICE TO THE HOLDERS OF COMMON STOCK

OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2007

Notice is hereby given to the holders of the common stock, $.001 par value per share (the “Common Stock”), of Oragenics, Inc., a Florida Corporation (the “Company”) that the 2007 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the “Annual Meeting”) will be held at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 23, 2007, at 10:00 a.m., local time, for the following purposes:

(i)	To elect Directors to serve until the next annual meeting of shareholders; and

(ii)	To transact such other business as may properly come before the Annual Meeting.

Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting is set forth in the attached Proxy Statement.

Only those shareholders of record at the close of business on April 12, 2007, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

BY ORDER OF THE BOARD OF DIRECTORS,

Robert T. Zahradnik
Secretary
April 27, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

ORAGENICS, INC.

PROXY STATEMENT

FOR HOLDERS OF COMMON STOCK

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 23, 2007

This Proxy Statement is furnished to holders of the common stock, $.001 par value per share (“Common Stock”), of Oragenics, Inc., a Florida corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of Common Stock for use at the 2007 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the offices of the Company, 13700 Progress Boulevard, Alachua, Florida, on Wednesday, May 23, 2007 (including any postponements or adjournments thereof, the “Annual Meeting”).

The Annual Meeting will be held for the following purposes:

(i)	To elect Directors to serve until the next annual meeting of shareholders; and

(ii)	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 27, 2007.

Shareholders Entitled to Vote

Only shareholders of record of the Company at the close of business on April 12, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On March 31, 2007, there were 23,192,443 shares of Common Stock issued and outstanding.

Notwithstanding the Record Date specified above, the Company’s stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

Quorum and Voting Requirements

The holders of record of a majority of the votes of Common Stock entitled to be voted at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker non-vote is when a brokerage firm or banks holding shares of record for their customers in street name does not receive specific instructions from their customers, as the beneficial owners, and the brokerage firm and banks advise that they lack discretionary voting authority on a particular proposal. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein. The Company believes that under applicable American Stock Exchange rules, brokerage firms and banks have discretionary authority to vote their customers’ unvoted shares with regard to the proposal to elect directors.

PROPOSAL I: Election of Directors. The election of four Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote “for” each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of Directors.

Voting

A shareholder of record who does not hold his shares through a brokerage firm, bank or other nominee (in “street name”) may vote his shares in person at the Annual Meeting. If a shareholder holds shares in street name, he must obtain a proxy or evidence of stock ownership from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such PROXY. IF A SIGNED VALID PROXY IS RETURNED AND NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

The Board of Directors is not presently aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the “Commission”), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

A shareholder of record who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows:

Continental Stock Transfer & Trust Company, Inc.

17 Battery Place

New York, NY 10004-1123

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors currently consists of four board seats, of which all positions are currently filled. Directors David Gury, George Hawes, Jeffrey Hillman and Robert Zahradnik nominated for re-election at the Annual Meeting. If elected, each of the directors will hold office until the next annual meeting of shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company’s Bylaws or by Florida law.

The directors who have been nominated for reelection at the Annual Meeting are Messrs. Gury, Hawes, Hillman and Zahradnik. All directors seeking nomination have served as directors since the prior annual meeting of shareholders.

If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

•	designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

•	allow the vacancy to remain open until a suitable candidate is located and nominated; or

•	adopt a resolution to decrease the authorized number of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

The following paragraphs set forth the names of the Director nominees of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning Directors’ ownership of Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

The Board of Directors, as recommended by the non-management directors, has nominated the following individuals for election by the holders of Common Stock as Directors of the Company:

Nominees for Director – Term to Expire at the Next Annual Meeting

David J. Gury. Mr. Gury, age 68, has served as a Director since October 2003, serving as Chairman of the Board of Directors since December 2004. Mr. Gury was Chief Executive Officer of NABI Biopharmaceuticals from April 1992 to June 2003 and was the Chairman of the Board from April 1992 to May 2004. From May 1984 until April 1992, Mr. Gury was President and Chief Operating Officer of NABI. During his tenure, the Company successfully transitioned from a plasma supplier into a fully integrated biopharmaceutical company. Prior to joining NABI Biopharmaceuticals, Mr. Gury spent his career with Abbott Laboratories in various administrative and executive positions and with Alpha Therapeutics Corporation, a spin out from Abbott. Mr. Gury completed his A.B. in economics at Kenyon College, Gambier, Ohio, in 1960 and received his MBA at the University of Chicago in 1962, specializing in accounting and finance. Mr. Gury is the past Chairman and a member of BioFlorida and is a member of the Board of Directors and Chairman of the Audit Committee of Bioheart Corporation.

George T. Hawes. Mr. Hawes, age 60, has served as a Director since December 2005. Mr. Hawes received a BBA in Accountancy from the University of Notre Dame in 1968 and subsequently amassed over 35 years experience in business and international finance. He has worked for Avon Products Inc. and Hurdman and Cranston, Certified Public Accountants (now part of KPMG). He is currently an investor and sits on the Boards of Midway Gold Corp., a Vancouver based gold exploration company, and Proginet Corp., a Garden City, a NY based computer software company. He sits on the Audit Committee of all these Companies and serves as Chairman of the Audit Committee for Midway.

Jeffrey D. Hillman. Dr. Hillman, age 58, has been our Chief Scientific Officer since November 1996 and served as Chairman of the Board of Directors from November 1996 to December 2004. From November 1991, Dr. Hillman has been a Professor in the College of Dentistry at the University of Florida in Gainesville, Florida. However, Dr. Hillman has been on leave from the University of Florida, since February 2001, in order to develop our technologies. Dr. Hillman received undergraduate training at the University of Chicago (Phi Beta Kappa), and his D.M.D. degree (cum Laude) from the Harvard School of Dental Medicine and his Ph.D. from Harvard University Medical School. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to infectious diseases, including the etiology and prevention. He has also worked extensively in the area of novel antibiotics. He is the inventor or co-inventor of Oragenics’ technologies, including the platform technologies to identify targets for the development of new vaccines and diagnostic tests for a wide variety of infectious diseases and cancer.

Robert T. Zahradnik. Dr. Zahradnik, age 62, has been our President and Chief Executive Officer since September 2005. In addition Dr. Zahradnik serves as our Secretary, Treasurer and Interim Chief Financial Officer. Dr. Zahradnik has served as a member of our Board of Directors since November 1996, except for the period between July 2005 and January 2006. During that period Dr. Zahradnik resigned from the Board so we would satisfy regulatory requirements with regards to independent directors. Dr. Zahradnik was appointed back on the Board to fill the vacancy left by our former chief executive officer and director. From July 2000 until its merger with Oragenics in November 2006, Dr. Zahradnik was a Director of iviGene Corporation, Alachua, Florida. IviGene was engaged in the business of developing vaccines and therapeutics. From September 1999 to June 2005, Dr. Zahradnik was general manager of ProHealth, Inc., Batesville, Arkansas. ProHealth, Inc. is a manufacturer of nutritional supplements and household and skin care products. From February 1993 to June 2005, Dr. Zahradnik was a partner and general manager of Professional Dental Technologies and Therapeutics, Batesville, Arkansas, an oral pharmaceutical manufacturer. From February 1986 until June 2003, Dr. Zahradnik was the Chief Executive Officer and Chairman of the Board of Directors of Advanced Clinical Technologies, Inc., Medfield, Massachusetts, a medical diagnostic manufacturer and technical consulting firm. Dr. Zahradnik is a graduate of Penn State University with a Bachelor of Science degree in Chemistry and Boston University with a PhD in Physical Chemistry. Dr. Zahradnik’s spouse, Joann Zahradnik also provides services to us from time to time as an independent contractor. (See Certain Relationships and Related Transactions.)

Executive Management

Jeffrey D. Hillman and Robert T. Zahradnik: The biographies of Dr. Hillman and Dr. Zahradnik are included under the section heading “Nominees for Director” above.

Scientific Advisory Board

Our international Scientific Advisory Board (SAB) is composed of dentists and scientists with expertise related to our technologies. They advise our management team on matters including product development and clinical trials. The five-member SAB does not meet formally during the year. Dr. Raman Bedi, Chairman and Senior Consultant contacts the other members for discussion on special issues as needed and advises us from time to time. As compensation, the Chairman has been provided a one-time stock option grant and the other four members are compensated in the amount of $5,000 a year.

Currently, our SAB members are:

Dr. Raman Bedi, Chairman, served as the 8th Chief Dental Officer (CDO) for England from 2002 until October 2005 when he retired his post to return to his chair at Kings College London and to take forward the establishment of a global Child Dental Health Taskforce. Dr. Bedi’s successful tenure as CDO followed a distinguished academic career. Dr. Bedi was awarded the Foundation chair in Transcultural Oral Health at University College London (1996-2002). He has published over 185 scientific papers and authored four books. He is the past President of the British Society for Disability and Oral Health (2002), Past President of the Education Research Group of the International Association for Dental Research (IADR) (2002-2004) and past chair of the IADR Regional Development Program Committee (2002-2004). He was a member of the WHO Collaborating Center for Oral Health, Disability, and Culture 2003-2004. He was a member of the NHS Top team (2002-2005) and Founder member of the National Health and Social care leadership network (2004-2005). In Higher Education, he is a Board member of the Higher Education Funding Council strategic committee on wider participation and Board member of the HE Leadership Foundation.

Dr. Ayyaz Khan is the most senior dental advisor to the Health Ministry in Pakistan. He is currently the Head of the Department of Oral Health Sciences at the Shaikh Zayed Medical Institute in Lahore, Pakistan. He is also a Research Fellow at the University of Buffalo; the National Coordinator, Oral Health for a Joint WHO/Government of Pakistan Program; and the Principal Research Officer with the Pakistan Medical Research Council. He has been the Convener of the Expert Panel on Oral Health and a member of the Technical Advisory Committee of the Pakistan Medical Research Council for four consecutive three year terms He is the past Chair of the International Dental Federation’s (FDI) World Dental Development Health Promotion Committee which is responsible for the management of the World Dental Development Fund.

Dr. Brian Mouatt served as the 5th Chief Dental Officer for England and had previously served as Chief Dental Officer for Zambia. He is the past Chair of the International Dental Federation’s (FDI) World Dental Development Health Promotion Committee where he is spear heading the drive to improve oral health in the developing world. This committee is responsible for the management of the World Dental Development Fund. As recent President of the Commonwealth Dental Association (CDA), he revitalized the association and instituted programs of distant learning and virtual meetings.

Dr. Hari Parkash is one of the most senior dental advisors to the federal government of India and is currently the Director for ITS Center Dental Studies and Research, Ghaziabad, (U.P.) India and serves as an adjunct professor at the School of Dental Medicine at the University of Pennsylvania. Dr. Parkash has served as the Chairman of the Hospital Management Board and Chief of the Centre for Dental Education & Research, All India Institute of Medical Sciences, New Delhi; Project Director, National Oral Health Care Program of India, Ministry of Health and Family Welfare; President, IDA Delhi State Branch; Past President, Indian Dental Association-HO; Past President, Int. Coll. of Dent. (India & Sri Lanka Sect.); Past President, Faculty Association of AIIMS; Past President, Indian Prosthodontic Society, and received the Pierre Fauchard Academy International Certificate of Merit for 2002 for his contributions in the field of dentistry. He has been conferred Honorary Fellowship of the Institute of Maxillofacial Prosthetics and Technologists, UK.

Dr. Eli Schwarz is the Founder, President, and CEO of Global Alliances for Oral Health, a non-profit organization dedicated to initiate, fund, implement, and support preventative, interceptive, curative, and educational projects that aim to promote oral health and prevent oral disease. He is a founding Fellow of the Hong Kong Academy of Medicine and the Hong Kong College of Dental Surgeons. Dr. Schwarz was Professor of Public Health at the Faculty of Dentistry, University of Hong Kong and served as Associate Dean of Academic Affairs (1990-1995) and Interim Dean of the Faculty of Dentistry 1997. From 1998-2002, he was the Executive Director for Dental Research based in Alexandria, Virginia. In 2003 he was Chair Elect of the Southern Nevada Community Coalition for Oral Health. In 2004 he became Professor and Dean at the Faculty of Dentistry at the University of Sydney, Australia. In 1987 he was conferred the Royal Order, Knight of the Order of Dannebrog, by Her Majesty Queen Margrethe II of Denmark.

SAB Independent Consultants

Dr. Howard K. Kuramitsu, Ph.D., is a retired UB Distinguished Professor at the State University of New York at Buffalo. He is a leading expert in the area of the biology of the oral cavity and studies diseases associated with the oral cavity. Dr. Kuramitsu serves on the Editorial Boards of the International Journal of Oral Biology, Oral Microbiology and Immunology and Infection and Immunity. He also serves on the NIH-NIDCR Advisory Council.

Dr. Per-Erik J. Saris, Ph.D. is a professor in food microbiology at the University of Helsinki in Finland. He is an expert in antibacterial peptides produced by bacteria. His team is part of the Centre of Excellence “Microbial Resources” appointed by the Academy of Finland. He was the first to amplify DNA directly from bacteria in 1990 and has since been active in different fields of molecular biology of bacteria including vaccine development, protein production, metabolic engineering and targeting of bacteria.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors and Committees

Board of Directors: The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit and Compensation Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting. All of our directors attended the prior year’s annual meeting.

The Board currently consists of four members. The Board has adopted the definition of “independence” as described under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the American Stock Exchange. The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company’s Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

The Board of Directors met or unanimously consented to resolutions nine times during the year ending December 31, 2006 (“Fiscal 2006”). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2006 during his tenure as a director. In conjunction with its regularly scheduled meetings, “independent” directors met in separate Executive Sessions.

In March 2004, the Board adopted a Corporate Governance Policy. The Board reviews this policy annually to ensure the Company’s policies and practices are in line with the standards suggested by various groups or authorities active in corporate governance as well as practices of other comparable public companies. Based upon this review, the Company expects to adopt changes from time to time that the Board of Directors believes are reasonable and appropriate corporate governance policies and practices for the Company. The Company will also adopt changes, as appropriate, to comply with Sarbanes-Oxley requirements and any rule changes made by the Securities and Exchange Commission. At its meetings on February 23, 2006 and March 18, 2005, the Board reviewed the Corporate Governance Policy and made no changes to it.

Audit Committee: For the fiscal year 2006, the Audit Committee consisted of Messrs. Gury and Hawes. Mr. Gury serves as Chairman of the Audit Committee and the Board has determined that Mr. Gury is also the Audit Committee’s financial expert. Messrs. Gury and Hawes each of the Audit Committee members meet the definition of being “independent” as defined under the Sarbanes-Oxley Act of 2002 and under the applicable American Stock Exchange listing standards. The Board recognizes that Mr. Hawes is the beneficial owner of approximately 17.65% of the outstanding shares of the Company (including his warrants) but is of the opinion that such ownership percentage does not constitute control of the Company, would not interfere with his exercise of independent judgment in carrying out the responsibilities of a director and that his membership on the Audit Committee is in the best interests of the Company and its shareholders. The Audit Committee met four times in 2006. In March 2004, the Audit Committee adopted its charter that complies with the requirements related to Sarbanes-Oxley and a current copy of the Audit Committee Charter is available on our website at www.oragenics.com. The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company’s independent registered certified public accountants. The Audit Committee reports to the Board the appointment of the independent registered certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the oversight of the Company’s financial policies, control procedures, accounting staff, and reviews and approves the Company’s financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company’s disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent registered certified public accountants on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-Generally Accepted Accounting Principles financial measures. (See “Report of the Audit Committee of the Board of Directors”.)

Nominating Committee: The Board of Directors does not have a separate nominating committee. The entire Board functions as the Company’s nominating committee. The Board has not adopted a nominating committee charter. The Board does not currently have a policy with regard to the consideration of any director candidates recommended by security holders. Given the Company’s current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company’s Board by security holders. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company’s industry, potential conflicts, and the person’s ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one submitted by a Board member.

Compensation Committee: The Compensation Committee, which administers the Company’s various incentive and stock option plans, consisted of Messrs. Gury and Hawes. None of the Committee members has ever been an officer or employee of the Company. The Compensation Committee met or unanimously consented to resolutions two times in Fiscal 2006. The Compensation Committee is responsible for establishing the compensation of the Company’s directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company’s various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. In March 2004, the Compensation Committee adopted a charter to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. A current copy of the compensation Committee charter is available on our website at www.oragenics.com.

Direct Shareholder Communication to Board Members

The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board’s view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company’s limited financial and personnel resources, the Company’s stage of operations and development and the ability for security holders to communicate with Board members informally.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and Directors and any persons who beneficially own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company’s Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements during 2006.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation in 2005 and 2006 for services in all capacities paid or accrued by the Company to our Principal Executive Officer and our next most highly compensated officer who earned more than $100,000 in total salary and bonus during the fiscal year ended December 31, 2006 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Robert T. Zahradnik (1)	2006	$180,000	$2,535	$1,800	$184,335
CEO, President, Secretary, Treasurer and Interim Financial Officer	2005	90,000	0	1,463	91,463

Jeffrey D. Hillman (1)	2006	180,000	$2,535	1,800	184,335
Chief Scientific Officer	2005	180,000	0	4,613	184,613

Former Officers
Paul A. Hassie, (4)	2006	55,093	0	546	55,639
CFO, Secretary & Treasurer	2005	135,000	0	4,050	139,050

(1)	During October and November 2005, Dr. Zahradnik and Dr. Hillman orally agreed to an indefinite deferral of $26,250 each in salary. These amounts remained deferred and unpaid as of December 31, 2005 and 2006. The amounts reflected in the table as salary for the 2005 period include the deferred amounts for each of these individuals.
(2)	On September 7, 2006, the Board of Directors and the Compensation Committee approved stock option grants to Drs. Zahradnik and Hillman to each acquire 75,000 shares of our common stock. These were vested in equal amounts and have an exercise price of $0.74 per share, which was the fair market value of common stock on the date of the grant. The amounts reflected in the table with respect to these awards represent the 2006 compensation expense associated with such grants. The Company uses a Black-Scholes option-pricing model to estimate the fair value of the stock option grant. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. The average expected life is based on the contractual term of the option and on the simplified approach provided by SAB 107. The risk-free interest rate is based on the U.S. Treasury zero-coupon issues equal to the expected life assumed at the date of the grant. No amounts were shown for 2005, as the Company was not subject to SFAS 123(R).
(3)	The Company’s 401(k) retirement plan requires the Company to match employee contributions up to the first 3% of compensation earned and amounts presented represent the Company’s matching contribution.
(4)	On May 5, 2006 Paul Hassie resigned his position as CFO, Secretary and Treasurer. His salary for this period was below $100,000. All of his stock options have been forfeited.

Employment Contracts and Change in Control Arrangements

Dr. Robert Zahradnik, our President and CEO does not have an employment agreement with us, but in his offer letter he is to be compensated at the rate of $180,000 per annum, receive 20 days accumulating vacation/sick leave annually and be provided the same employee benefit package available to all employees. Dr. Zahradnik has also signed our Company’s non-disclosure and non-compete agreements. Our employment arrangement with Dr. Zahradnik is “at will” and may be terminated upon 30 days written notice by either Dr. Zahradnik or us.

We have an employment agreement with Jeffrey D. Hillman, our Chief Scientific Officer. His agreement is for three years and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreement with Dr. Hillman, we are obligated to pay initial compensation of $180,000. He is also eligible for participation in incentive bonus compensation plans. The employment agreement also provides for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 20 days accumulating vacation/sick leave annually. If Dr Hillman is terminated by the Company without cause (as defined in the agreement) or within twelve months following a change of control (as defined in the agreement), he will be entitled to severance payments, at his then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable. The employment agreement also includes non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive’s death or disability during the term of the agreements.

Outstanding Equity Awards

The following table sets forth information regarding individual grants of options during fiscal 2006 to the Named Executive Officers.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	OPTION AWARDS
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Options Expiration Date
Robert T. Zahradnik	0	75,000	75,000	$0.74	9/8/2011

CEO, President, Secretary, Treasurer, Interim Chief Financial Officer and Principal Executive Officer

Jeffrey D. Hillman	0	75,000	75,000	$0.74	9/8/2011

Chief Scientific Officer

There were no stock option grants exercised by the Named Executive Officers during the year ended December 31, 2006. No stock awards were given during the fiscal year 2006. We do not have any long-term incentive plans that provide compensation intended to serve as incentives for performance other than our 2002 Stock Incentive Plan.

In September 2006 the Compensation Committee approved the grant of stock options under our Stock Incentive Plan to our Principal Executive Officer and Chief Scientific Officer. These grants were made in connection with the continued services of these officers to us and to provide incentives to each of them to continue their efforts with respect to our objectives. Each stock option grant was for 75,000 shares of our common stock and is exercisable at $0.74 per share, which was the fair market value of our common stock on the date of grant, September 7, 2006. These stock option grants time vest annually in three equal amounts of 25,000 shares. The Compensation Committee believed that notwithstanding the amount of common stock beneficially owned by these individuals, the awards were necessary and in the best interest of the Company in order to continue to receive the services of these executive officers since no other bonuses or awards were made for these executive officers and no change to the amount of annual salary payable to these executive officers has been made during the past two years.

Compensation of Directors

The following table sets forth the compensation we paid to our non-employee directors in 2006.

Director Compensation

Name	Gross Fees Earned or Paid in Cash ($) (1)	Option Awards (2)($)	All Other Compensation ($) (3)	Total ($)
David J. Gury	$17,500	$24,000	$0	$41,500

George Hawes	8,500	20,800	0	20,800

Brian Anderson (4)	8,000	0	0	8,000

(1)	Fees reflected were earned by each Director for Board and Committee meetings up to and including September 2006, however, such amounts were deferred rather than being paid to the directors.
(2)	On September 7, 2006, the Board of Directors and the Compensation Committee approved stock option grants to non-employee directors in lieu of future cash fees for Board and Committee services. Messrs. Gury and Hawes, our non-employee directors at that time received grants of stock options to acquire 75,000 and 65,000 shares of our common stock, respectively. These options were immediately vested and have an exercise price of $0.74 per share, the fair market value of common stock on the date of the grant. The amounts reflected in the table with respect to these awards represent the 2006 compensation expense associated with such grants. The Company uses a Black-Scholes option-pricing model to estimate the fair value of the stock option grant. The use of a valuation model requires the Company to make certain assumptions with respect to selected model inputs. The average expected life is based on the contractual term of the option and on the simplified approach provided by SAB 107. The risk-free interest rate is based on the U.S. Treasury zero-coupon issues equal to the expected life assumed at the date of the grant. The total number of stock option shares outstanding as of December 31, 2006 for these Directors is as follows: Mr. Gury (180,000) and Mr. Hawes (65,000).
(3)	No other compensation was paid to the Directors except reimbursement for their travel expense to Board meetings.
(4)	Mr. Anderson did not seek re-election to our board in connection with our prior year’s annual meeting and as such his service on our board ended at the prior year’s meeting.

Directors who are executive officers of the Company do not receive any compensation for services on our board. Up to September 2006 our non-employee directors were paid as follows: Each Director received $2,500 for each Board meeting attended up to a maximum of $10,000 per year; for the Audit Committee, the Chairman received $2,500 and each Director received $1,000 for each Committee meeting attended; and no additional compensation was received for attendance at the Compensation Committee meetings. Outside directors are also reimbursed for their expenses associated with travel to and from Board meetings and meetings with management.

Due primarily to conditions existing as a result of our limited operating capital, in September 2006 the Board instituted a new director compensation program. The new director compensation program consisted of a one time option grant to existing non-employee directors in lieu of future meeting fees. The fees previously earned by the non-employee directors for attending all Board and Committee meetings through September 2006 were deferred instead of being paid. As a result of the change in director compensation no future meeting fees will be paid to our directors until such time as the director compensation program may be revisited by the board.

Equity Compensation Plan Information

The Company has reserved an aggregate of 3,000,000 shares of the Company’s common stock for issuance pursuant to its 2002 Stock Option and Incentive Plan, amended and restated May 5, 2006. The per share exercise price of each stock option or similar award granted under these plans must be at least equal to the closing fair market value of the stock on the date of grant. The following table represents the number of shares issuable upon exercise and reserved for future issuance under its compensation plans as of December 31, 2006.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Cumulative Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,255,000	$1.35	1,745,000

Equity compensation plans not approved by security holders	52,500(1) 25,000(1) 35,000(2) 762,500(3) 1,500,000(4)	2.75 2.25 1.59 0.60 0.60	— — — — —
Total	3,630,000	$0.91	1,745,000

(1)	Represents 52,500 warrants with an exercise price of $2.75 per share issued on November 30, 2004, and exercisable for period of four years to investors and the placement agent and 25,000 warrants with an exercise price of $2.25 per share issued to the placement agent in connection with the private placement of 250,000 shares of common stock for gross proceeds of $687,500.
(2)	Represents warrants issued to a consultant having provided investor relations services during 2005. Such warrants are exercisable for a period of three years.
(3)	Represents the balance of remaining warrants with an exercise price of $0.60 per share issued to investors in connection with the private placement of 2,937,500 shares of common stock for gross proceeds of $1,175,000. As of January 8, 2007, all of these remaining warrants were exercised which provided an additional $457,500 in proceeds.
(4)	Represents 1,500,000 warrants with an exercise price of $0.60 per share issued to investors in connection with the private placement of 1,500,000 shares of common stock for gross proceeds of $600,000. Such warrants are exercisable for a period of two years.

Stock Option and Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee were Messrs. Gury and Hawes for the fiscal year 2006. No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2006 while serving as an officer or employee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference in such filing.

The Audit Committee of the Board of Directors consisted of directors Gury and Hawes for the fiscal year 2006. All members of the Audit Committee were non-employee independent directors during their time of service. The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2006, and the notes thereto.

Review with Management

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2006 and the notes thereto. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Kirkland, Russ, Murphy and Tapp, PA the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received and reviewed written disclosures and the letter from Kirkland, Russ, Murphy and Tapp, PA regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with Kirkland, Russ, Murphy and Tapp, PA their independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee also recommended that the appointment of Kirkland, Russ, Murphy and Tapp, PA as our independent registered public accounting firm be submitted to our shareholders for ratification.

Submitted by Audit Committee of the Board of Directors:

David J. Gury, (Chairman)
George T. Hawes

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company has elected not to submit its selection of Kirkland, Russ, Murphy & Tapp, PA, as the Company’s independent registered public accountant to the shareholders for ratification for the coming fiscal year because it does not believe that it is required to do so. Representatives Kirkland, Russ, Murphy & Tapp, P.A. the Company’s current independent registered public accountant and Ernst & Young LLP the company’s former independent registered public accountant are not expected to be present at the Annual Meeting and, therefore, will not be making a statement or be available to respond to questions.

Changes in Registrant’s Certifying Accountants

(a) Dismissal of Previous Independent Registered Public Accounting Firm:

(i) On August 26, 2005 the Audit Committee of the Board of Directors of Oragenics, Inc. (“the Company”), dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm.

(ii) The Company requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 29, 2005, was filed as Exhibit 16 to the Form 8-K originally filed on August 29, 2005 and amended on August 31, 2005.

(b) Engagement of New Independent Registered Public Accounting Firm:

On August 26, 2005, the Audit Committee of the Company’s Board of Directors approved the engagement of Kirkland, Russ, Murphy and Tapp, PA as the Company’s independent registered public accounting firm for the year ending December 31, 2006. Prior to the dismissal of Ernst & Young LLP, the Company did not consult with Kirkland, Russ, Murphy and Tapp, PA regarding:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or

(ii)	the type of audit opinion that might be rendered on the Company’s financial statement.

Audit and Other Fees

The following table presents fees incurred for professional audit services rendered by Kirkland, Russ, Murphy and Tapp, PA for the audit of our financial statements for the years ended December 31, 2006 and December 31, 2005, and fees for other services rendered by Kirkland, Russ, Murphy and Tapp and Ernest & Young, LLP during those periods.

Type of Fees	2006	2005
Audit Fees (1)	$84,000	$108,000
Audit-Related Fees (2)	0	0
Tax Fees (3)	0	0
All Other Fees (4)	31,717	0

Total	$115,717	$108,000

(1)	Audit Fees: These fees consist of aggregate fees billed or to be billed by Ernest & Young LLP and Kirkland, Russ, Murphy and Tapp, PA of $84,000 and $108,000, for professional services rendered in connection with their audit of the Company’s 2006 and 2005 financial statements, respectively, including the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB.
(2)	Audit-Related Fees: There were no fees billed or to be billed by Kirkland, Russ, Murphy and Tapp, PA for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under the caption “Audit Fees.”
(3)	Tax Fees: There were no fees billed by Kirkland, Russ, Murphy and Tapp, PA for professional services for tax compliance, tax advice, and tax planning in2006 or 2005.
(4)	All Other Fees: There were fees billed by Kirkland, Russ, Murphy and Tapp, PA for other professional services in 2006 of $8,422 in connection with the professional services associated with the filing of the Company’s Form SB-2 and Form S-3 registration statements. No fees were billed for 2005. There were fees billed by Ernest & Young LLP for other professional services pertaining to 2006 financial events of $23,295 in connection with the professional services associated with the filing of the Company’s Form SB-2 and Form S-3 registration statements.

The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent registered certified public accountants was compatible with maintaining the independence of Kirkland, Russ, Murphy and Tapp, PA as auditors. The Audit Committee has concluded that the services provided by Kirkland, Russ, Murphy and Tapp, PA are compatible with maintaining each firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee approves in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. The Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence and has pre-approved certain specified audit and non-audit services to be provided by Kirkland, Russ, Murphy and Tapp, PA for up to twelve (12) months from the date of the pre-approval. If there are any additional services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

License Agreement

In March 2004, we entered into a license agreement with iviGene Corporation, a company whose shareholders at the time, included Messrs. Hillman, Soponis and Zahradnik, who own 15.13%, 7.57% and 4.01% of IviGene’s outstanding shares, respectively. Messrs. Hillman and Zahradnik also serve on the Board of iviGene. Mr. Soponis resigned in July 2005. The license covers the applications of two novel technologies referred to as IVIAT and CMAT. These technologies are capable of identifying gene and protein biomarkers for application to the improved diagnosis and treatment of a wide range of infectious diseases and cancer.

On November 17, 2006 we acquired the outstanding stock of iviGene Corporation in exchange for 185,186 shares of our common stock to the holders of iviGene Corporation, which included one of our directors, who received 20,480 shares. Our CEO, President and director, Robert T. Zahradnik, was an officer, director and former shareholder of iviGene. Dr. Zahradnik did not receive any shares of Oragenics common stock or any other consideration in this transaction. IviGene Corporation owned the patent rights to IVIAT™ and CMAT™ that we previously licensed. With this transaction, Oragenics has now acquired all of iviGene’s assets, including issued and pending patents. Following the completion of the international patent transfers, iviGene Corporation will be dissolved.

Consulting Fees

In 2001 and 2002 we incurred consulting fee obligations of $60,000 and $15,000, respectively, payable to Dr. Jeffrey Hillman. We paid $ 20,000 to Dr. Hillman toward this outstanding obligation in January 2005. We still owe a balance of $55,000 as of December 31, 2006. No interest is being accrued on this outstanding obligation.

Financing Transaction

On March 6, 2006 in conjunction with a private placement, Directors Hillman, Zahradnik, Gury and Hawes acquired 62,500, 62,500, 62,500 and 487,500 shares respectively from us for payments of $25,000, $25,000, $25,000 and $235,000. In addition to the shares acquired, each of these individuals received warrants to acquire an equal number of shares at $0.60 per share. This transaction was approved by our independent director and was consummated at the fair market value of our common stock on the day the agreement was entered into. In connection with the financing transaction these directors acquired registration rights pursuant to a registration rights agreement with us.

Relationships

Dr. Zahradnik’s wife provides administrative services to the Company as an independent contractor on an as-needed basis at an hourly rate. On September 1, 2006 Ms. Zahradnik was granted stock options to acquire 25,000 shares of our common stock at an exercise price of $0.74 the fair market value of our common stock on such date. The options vest equally over the next three years on the anniversary of the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of common stock of the Company as of March 31, 2007 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each nominee for Director of the Company, (iii) each of the Named Officers (as defined under “Election of Directors — Executive Compensation” above), and (iv) all officers and Directors as a group.

Name and Address of Beneficial Owners (1)	Number of Shares Beneficially Owned	Percentage of Ownership
Directors and Officers
Jeffrey D. Hillman (2)	4,139,894	17.80%
Robert Zahradnik (3)	887,667	3.81%
David J. Gury (4)	290,400	1.0%
George Hawes (5)	4,240,767	17.65%
All Officers and Directors as a Group (4 Persons)	9,558,728	39.50%

(1)	Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days upon the exercise of common stock warrants and stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of common stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The percentage of common stock beneficially owned is based on 23,192,443 shares of common stock outstanding on March 31, 2007. Except as indicated in the table, the business address of all persons named in the table is 13700 Progress Boulevard, Alachua, Florida 32615.
(2)	Represents: 4,056,914 shares held by the 2002 Jeffrey Hillman Trust, 82,980 shares held directly by Jeffrey D. Hillman (which includes the recently acquired 20,480 shares from the iviGene Corp purchase, as well as 62,500 common stock acquired in a private placement), and 62,500 shares of common stock warrants currently exercisable.
(3)	Represents 818,500 shares owned directly and 62,500 common stock warrants and 6,667 stock options currently exercisable within 60 days.
(4)	Represents 400 shares owned by Mr. Gury; 62,500 shares owned by David Gury and Karen Gury Trustees UA April 26, 2004 for the David J. Gury Revocable Trust (the “Trust”); 62,500 common stock warrants currently exercisable held by the Trust; and 165,000 stock options held by Mr. Gury currently exercisable and exercisable within 60 days.
(5)	Represents 3,588,267 shares owned 587,500 common stock warrants currently exercisable and 65,000 stock options currently exercisable within 60 days.

OTHER MATTERS

Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the Company’s annual meeting of shareholders to be held in 2008 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Alachua, Florida on or before December 24, 2007 to be eligible for inclusion in the Company’s Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder, (iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and (viii) any other information required by the rules and regulations of the Commission.

Expenses of Solicitation

The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by Directors, officers or other employees of the Company personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Interim Corporate Mailings

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete the form in Appendix A and mail as instructed on the form.

Availability of Annual Report on Form 10-KSB

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-KSB for 2005. Shareholders who would like additional copies of the Annual Report on Form 10-KSB should direct their requests in writing to:

Oragenics, Inc.

13700 Progress Boulevard

Alachua, Florida 32615

Attention: Robert T. Zahradnik, Secretary.

Miscellaneous

Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

BY ORDER OF THE

BOARD OF DIRECTORS

Robert T. Zahradnik

Secretary

Alachua, Florida

April 27, 2007

Appendix A

Oragenics, Inc.

Request for Interim Financial Statements

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

Oragenics, Inc.

Investor Relations

13700 Progress Boulevard

Alachua, FL 32615

NAME:
ADDRESS:
POSTAL CODE:

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF SHAREHOLDER:		DATE:

CUSIP:	684023104

SCRIP COMPANY CODE:	ORGQ

A-1

Appendix B

2007 ANNUAL MEETING OF SHAREHOLDERS OF

ORAGENICS, INC.

TO BE HELD AT 13700 PROGRESS BOULEVARD, ALACHUA, FLORIDA 32615

ON WEDNESDAY, MAY 23, 2007 AT 10:00 A.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc.(the “Company”), Alachua, Florida, hereby constitutes and appoints Robert Zahradnik with full power of substitution or in the place of the foregoing,                      as proxy holder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of Shareholders or at any adjournments thereof (the “Annual Meeting”), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated April 24, 2007, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENICS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Signature of Shareholder

Signature of Shareholder (If held jointly)

Dated:
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

PROXY

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

David J. Gury	For ☐	Withhold Authority ☐

George T. Hawes	For ☐	Withhold Authority ☐

Jeffrey D. Hillman	For ☐	Withhold Authority ☐

Robert T. Zahradnik	For ☐	Withhold Authority ☐

B-1

INSTRUCTIONS FOR COMPLETION OF PROXY

1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

This form of proxy (“Instrument of Proxy”) MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxy holder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Continental Stock Transfer & Trust Company.

3. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON may simply register with the scrutineers before the Meeting begins.

A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTION may do the following:

(A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxy holders shown and do not complete the blank space provided for the appointment of an alternate proxy holder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxy holder will vote in favor of each matter identified on this Instrument of Proxy and for the nominees of management for directors as identified in this Instrument of Proxy;

OR

(B) APPOINT ANOTHER PROXY HOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxy holder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxy holder. If no choice is specified, the proxy holder has discretionary authority to vote as the proxy holder sees fit.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy holder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy holder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of CONTINENTAL STOCK TRANSFER & TRUST COMPANY by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

B-2